5 Quarterly Financial Supplement Fourth quarter and fiscal 2023 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

$ in millions, except per share amounts	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023	Twelve months ended September 30, 2022	Twelve months ended **September 30, 2023**	% change
Revenues:										
Asset management and related administrative fees	$ 1,290	$ 1,242	$ 1,302	$ 1,373	**$ 1,446**	12 %	5 %	$ 5,563	**$ 5,363**	(4)%
Brokerage revenues:										
Securities commissions	357	352	369	356	**382**	7 %	7 %	1,589	**1,459**	(8)%
Principal transactions	124	132	127	105	**98**	(21)%	(7)%	527	**462**	(12)%
Total brokerage revenues	481	484	496	461	**480**	— %	4 %	2,116	**1,921**	(9)%
Account and service fees	266	289	258	264	**314**	18 %	19 %	833	**1,125**	35 %
Investment banking	217	141	154	151	**202**	(7)%	34 %	1,100	**648**	(41)%
Interest income	667	827	915	987	**1,019**	53 %	3 %	1,508	**3,748**	149 %
Other	80	44	32	57	**54**	(33)%	(5)%	188	**187**	(1)%
Total revenues	3,001	3,027	3,157	3,293	**3,515**	17 %	7 %	11,308	**12,992**	15 %
Interest expense	(170)	(241)	(284)	(386)	**(462)**	172 %	20 %	(305)	**(1,373)**	350 %
Net revenues	2,831	2,786	2,873	2,907	**3,053**	8 %	5 %	11,003	**11,619**	6 %
Non-interest expenses:										
Compensation, commissions and benefits [(1)]	1,759	1,736	1,820	1,851	**1,892**	8 %	2 %	7,329	**7,299**	— %
Non-compensation expenses:										
Communications and information processing	138	139	153	149	**158**	14 %	6 %	506	**599**	18 %
Occupancy and equipment	66	66	68	68	**69**	5 %	1 %	252	**271**	8 %
Business development	59	56	54	66	**66**	12 %	— %	186	**242**	30 %
Investment sub-advisory fees	36	34	36	40	**41**	14 %	3 %	152	**151**	(1)%
Professional fees	38	32	38	35	**40**	5 %	14 %	131	**145**	11 %
Bank loan provision for credit losses [(2)]	34	14	28	54	**36**	6 %	(33)%	100	**132**	32 %
Other [(2) (3) (4)]	85	57	119	158	**166**	95 %	5 %	325	**500**	54 %
Total non-compensation expenses	456	398	496	570	**576**	26 %	1 %	1,652	**2,040**	23 %
Total non-interest expenses	2,215	2,134	2,316	2,421	**2,468**	11 %	2 %	8,981	**9,339**	4 %
Pre-tax income	616	652	557	486	**585**	(5)%	20 %	2,022	**2,280**	13 %
Provision for income taxes	177	143	130	117	**151**	(15)%	29 %	513	**541**	5 %
Net income	439	509	427	369	**434**	(1)%	18 %	1,509	**1,739**	15 %
Preferred stock dividends	2	2	2	—	**2**	— %	NM	4	**6**	50 %
Net income available to common shareholders	$ 437	$ 507	$ 425	$ 369	**$ 432**	(1)%	17 %	$ 1,505	**$ 1,733**	15 %
Earnings per common share – basic [(5)]	$ 2.03	$ 2.36	$ 1.97	$ 1.75	**$ 2.07**	2 %	18 %	$ 7.16	**$ 8.16**	14 %
Earnings per common share – diluted [(5)]	$ 1.98	$ 2.30	$ 1.93	$ 1.71	**$ 2.02**	2 %	18 %	$ 6.98	**$ 7.97**	14 %
Weighted-average common shares outstanding – basic	215.0	214.7	214.3	210.1	**208.3**	(3)%	(1)%	209.9	**211.8**	1 %
Weighted-average common and common equivalent shares outstanding – diluted	220.6	220.4	219.2	214.8	**213.8**	(3)%	— %	215.3	**216.9**	1 %

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in millions, except per share amounts	As of September 30, 2022	As of December 31, 2022	As of March 31, 2023	As of June 30, 2023	As of **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023
Total assets	$ 80,951	$ 77,047	$ 79,180	$ 77,633	**$ 78,360**	(3)%	1 %
Total common equity attributable to Raymond James Financial, Inc.	$ 9,338	$ 9,736	$ 9,875	$ 9,870	**$ 10,135**	9 %	3 %
Book value per share [6]	$ 43.41	$ 45.28	$ 46.67	$ 47.34	**$ 48.54**	12 %	3 %
Tangible book value per share [6] [7]	$ 35.02	$ 36.87	$ 38.14	$ 38.71	**$ 40.03**	14 %	3 %
Capital ratios:							
Tier 1 leverage	10.3 %	11.3 %	11.5 %	11.4 %	**11.9 %** [8]		
Tier 1 capital	19.2 %	20.3 %	20.1 %	20.6 %	**21.4 %** [8]		
Common equity tier 1	19.0 %	20.0 %	19.9 %	20.4 %	**21.2 %** [8]		
Total capital	20.4 %	21.6 %	21.4 %	22.0 %	**22.8 %** [8]		

$ in millions	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023	Twelve months ended September 30, 2022	Twelve months ended **September 30, 2023**	% change
Adjusted pre-tax income [7]	$ 646	$ 649	$ 585	$ 526	**$ 619**	(4)%	18 %	$ 2,169	**$ 2,378**	10 %
Adjusted net income available to common shareholders [7]	$ 459	$ 505	$ 446	$ 399	**$ 457**	— %	15 %	$ 1,615	**$ 1,806**	12 %
Adjusted earnings per common share – basic [5] [7]	$ 2.13	$ 2.35	$ 2.07	$ 1.89	**$ 2.19**	3 %	16 %	$ 7.68	**$ 8.50**	11 %
Adjusted earnings per common share – diluted [5] [7]	$ 2.08	$ 2.29	$ 2.03	$ 1.85	**$ 2.13**	2 %	15 %	$ 7.49	**$ 8.30**	11 %
Return on common equity [9]	18.7 %	21.3 %	17.3 %	14.9 %	**17.3 %**			17.0 %	**17.7 %**	
Adjusted return on common equity [7] [9]	19.6 %	21.2 %	18.2 %	16.1 %	**18.3 %**			18.2 %	**18.4 %**	
Adjusted return on tangible common equity [7] [9]	24.1 %	26.1 %	22.3 %	19.7 %	**22.2 %**			21.1 %	**22.5 %**	
Pre-tax margin [10]	21.8 %	23.4 %	19.4 %	16.7 %	**19.2 %**			18.4 %	**19.6 %**	
Adjusted pre-tax margin [7] [10]	22.8 %	23.3 %	20.4 %	18.1 %	**20.3 %**			19.7 %	**20.5 %**	
Total compensation ratio [11]	62.1 %	62.3 %	63.3 %	63.7 %	**62.0 %**			66.6 %	**62.8 %**	
Adjusted total compensation ratio [7] [11]	61.5 %	61.7 %	62.8 %	62.7 %	**61.4 %**			66.1 %	**62.1 %**	
Effective tax rate	28.7 %	21.9 %	23.3 %	24.1 %	**25.8 %**			25.4 %	**23.7 %**	

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from	
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	June 30, 2023
Client asset metrics (*$ in billions*):							
Client assets under administration	$ 1,093.1	$ 1,169.7	$ 1,224.4	$ 1,280.9	**$ 1,256.5**	15 %	(2)%
Private Client Group assets under administration	$ 1,039.0	$ 1,114.3	$ 1,171.1	$ 1,227.0	**$ 1,201.2**	16 %	(2)%
Private Client Group assets in fee-based accounts	$ 586.0	$ 633.1	$ 666.3	$ 697.0	**$ 683.2**	17 %	(2)%
Financial assets under management	$ 173.8	$ 185.9	$ 194.4	$ 200.7	**$ 196.4**	13 %	(2)%

Net new assets metrics [12] *($ in millions)*	Three months ended					Twelve months ended	
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Domestic Private Client Group net new assets [13]	$ 20,184	$ 23,226	$ 21,473	$ 14,386	**$ 14,169**	$ 95,041	**$ 73,254**
Domestic Private Client Group net new assets growth — annualized [13]	8.3 %	9.8 %	8.4 %	5.4 %	**5.0 %**	8.5 %	**7.7 %**

Clients' domestic cash sweep and Enhanced Savings Program balances *($ in millions)*	As of					% change from	
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	June 30, 2023
Raymond James Bank Deposit Program ("RJBDP"): [14]							
Bank segment [14]	$ 38,705	$ 39,098	$ 37,682	$ 27,915	**$ 25,355**	(34)%	(9)%
Third-party banks	21,964	18,231	9,408	16,923	**15,858**	(28)%	(6)%
Subtotal RJBDP	60,669	57,329	47,090	44,838	**41,213**	(32)%	(8)%
Client Interest Program	6,445	3,053	2,385	1,915	**1,620**	(75)%	(15)%
Total clients' domestic cash sweep balances	67,114	60,382	49,475	46,753	**42,833**	(36)%	(8)%
Enhanced Savings Program [15]	—	—	2,746	11,225	**13,592**	NM	21 %
Total clients' domestic cash sweep and Enhanced Savings Program balances	$ 67,114	$ 60,382	$ 52,221	$ 57,978	**$ 56,425**	(16)%	(3)%

	Three months ended					Twelve months ended	
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Average yield on RJBDP - third-party banks [16]	1.85 %	2.72 %	3.25 %	3.37 %	**3.60 %**	0.82 %	**3.20 %**

	As of					% change from	
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	June 30, 2023
Private Client Group financial advisors:							
Employees	3,638	3,631	3,628	3,654	**3,693**	2 %	1 %
Independent contractors [13]	5,043	5,068	5,098	5,050	**5,019**	— %	(1)%
Total advisors [13]	8,681	8,699	8,726	8,704	**8,712**	— %	— %

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023	Twelve months ended September 30, 2022	Twelve months ended **September 30, 2023**	**% change**
Revenues:										
Asset management and related administrative fees	$ 1,089	$ 1,053	$ 1,102	$ 1,164	**$ 1,226**	13 %	5 %	$ 4,710	**$ 4,545**	(4)%
Brokerage revenues:										
Mutual and other fund products	134	128	135	135	**142**	6 %	5 %	620	**540**	(13)%
Insurance and annuity products	108	104	113	103	**119**	10 %	16 %	438	**439**	— %
Equities, ETFs, and fixed income products	107	113	116	111	**115**	7 %	4 %	458	**455**	(1)%
Total brokerage revenues	349	345	364	349	**376**	8 %	8 %	1,516	**1,434**	(5)%
Account and service fees:										
Mutual fund and annuity service fees	103	98	105	103	**109**	6 %	6 %	428	**415**	(3)%
RJBDP fees: [14]										
Bank segment [14]	179	268	311	277	**237**	32 %	(14)%	357	**1,093**	206 %
Third-party banks	109	137	100	107	**154**	41 %	44 %	202	**498**	147 %
Client account and other fees	59	60	56	59	**56**	(5)%	(5)%	220	**231**	5 %
Total account and service fees	450	563	572	546	**556**	24 %	2 %	1,207	**2,237**	85 %
Investment banking	10	9	9	9	**8**	(20)%	(11)%	38	**35**	(8)%
Interest income	111	109	117	114	**115**	4 %	1 %	249	**455**	83 %
All other	8	6	9	25	**8**	— %	(68)%	32	**48**	50 %
Total revenues	2,017	2,085	2,173	2,207	**2,289**	13 %	4 %	7,752	**8,754**	13 %
Interest expense	(26)	(22)	(29)	(25)	**(24)**	(8)%	(4)%	(42)	**(100)**	138 %
Net revenues	1,991	2,063	2,144	2,182	**2,265**	14 %	4 %	7,710	**8,654**	12 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,091	1,075	1,118	1,151	**1,193**	9 %	4 %	4,696	**4,537**	(3)%
Administrative compensation and benefits	321	342	345	355	**348**	8 %	(2)%	1,199	**1,390**	16 %
Total compensation, commissions and benefits	1,412	1,417	1,463	1,506	**1,541**	9 %	2 %	5,895	**5,927**	1 %
Non-compensation expenses	208	212	240	265	**247**	19 %	(7)%	785	**964**	23 %
Total non-interest expenses	1,620	1,629	1,703	1,771	**1,788**	10 %	1 %	6,680	**6,891**	3 %
Pre-tax income	$ 371	$ 434	$ 441	$ 411	**$ 477**	29 %	16 %	$ 1,030	**$ 1,763**	71 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.

Segment Results - Capital Markets (Unaudited)

	Three months ended					% change from		Twelve months ended		
$ in millions	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	June 30, 2023	September 30, 2022	**September 30, 2023**	**% change**
Revenues:										
Brokerage revenues:										
Fixed income	$ 96	$ 100	$ 96	$ 78	**$ 71**	(26)%	(9)%	$ 448	**$ 345**	(23)%
Equity	30	34	34	32	**30**	— %	(6)%	142	**130**	(8)%
Total brokerage revenues	126	134	130	110	**101**	(20)%	(8)%	590	**475**	(19)%
Investment banking:										
Merger & acquisition and advisory	152	102	87	88	**141**	(7)%	60 %	709	**418**	(41)%
Equity underwriting	25	15	29	25	**16**	(36)%	(36)%	210	**85**	(60)%
Debt underwriting	30	16	29	28	**37**	23 %	32 %	143	**110**	(23)%
Total investment banking	207	133	145	141	**194**	(6)%	38 %	1,062	**613**	(42)%
Interest income	20	23	21	21	**23**	15 %	10 %	36	**88**	144 %
Affordable housing investments business revenues	56	24	23	21	**41**	(27)%	95 %	127	**109**	(14)%
All other	9	4	3	4	**3**	(67)%	(25)%	21	**14**	(33)%
Total revenues	418	318	322	297	**362**	(13)%	22 %	1,836	**1,299**	(29)%
Interest expense	(19)	(23)	(20)	(21)	**(21)**	11 %	— %	(27)	**(85)**	215 %
Net revenues	399	295	302	276	**341**	(15)%	24 %	1,809	**1,214**	(33)%
Non-interest expenses:										
Compensation, commissions and benefits	238	213	231	220	**238**	— %	8 %	1,065	**902**	(15)%
Non-compensation expenses	95	98	105	90	**110**	16 %	22 %	329	**403**	22 %
Total non-interest expenses	333	311	336	310	**348**	5 %	12 %	1,394	**1,305**	(6)%
Pre-tax income/(loss)	$ 66	$ (16)	$ (34)	$ (34)	**$ (7)**	NM	79 %	$ 415	**$ (91)**	NM

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Twelve months ended $ in millions September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 September 30, 2022 June 30, 2023 September 30, 2022 September 30, 2023 % change Revenues: Asset management and related administrative fees: Managed programs $ 140 $ 134 $ 140 $ 146 $ 153 9% 5% $ 585 $ 573 (2) % Administration and other 69 63 66 71 73 6% 3% 297 273 (8) % Total asset management and related administrative fees 209 197 206 217 226 8% 4% 882 846 (4) % Account and service fees 5 5 6 5 5 — % — % 22 21 (5) % All other 2 5 4 4 5 150% 25% 10 18 80 % Net revenues 216 207 216 226 236 9% 4% 914 885 (3) % Non-interest expenses: Compensation, commissions and benefits 52 47 52 51 48 (8) % (6) % 194 198 2 % Non-compensation expenses 81 80 82 86 88 9% 2% 334 336 1 % Total non-interest expenses 133 127 134 137 136 2% (1) % 528 534 1 % Pre-tax income $ 83 $ 80 $ 82 $ 89 $ 100 20% 12% $ 386 $ 351 (9) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Bank (Unaudited)

$ in millions	Three months ended					% change from		Twelve months ended		
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	June 30, 2023	September 30, 2022	**September 30, 2023**	% change
Revenues:										
Interest income	$ 527	$ 676	$ 749	$ 826	**$ 847**	61 %	3 %	$ 1,209	**$ 3,098**	156 %
Interest expense	(110)	(185)	(219)	(329)	**(408)**	271 %	24 %	(156)	**(1,141)**	631 %
Net interest income	417	491	530	497	**439**	5 %	(12)%	1,053	**1,957**	86 %
All other	11	17	10	17	**12**	9 %	(29)%	31	**56**	81 %
Net revenues	428	508	540	514	**451**	5 %	(12)%	1,084	**2,013**	86 %
Non-interest expenses:										
Compensation and benefits	36	40	48	48	**41**	14 %	(15)%	84	**177**	111 %
Non-compensation expenses:										
Bank loan provision for credit losses	34	14	28	54	**36**	6 %	(33)%	100	**132**	32 %
RJBDP fees to Private Client Group [14]	179	268	311	277	**237**	32 %	(14)%	357	**1,093**	206 %
All other	56	50	62	69	**59**	5 %	(14)%	161	**240**	49 %
Total non-compensation expenses	269	332	401	400	**332**	23 %	(17)%	618	**1,465**	137 %
Total non-interest expenses	305	372	449	448	**373**	22 %	(17)%	702	**1,642**	134 %
Pre-tax income	$ 123	$ 136	$ 91	$ 66	**$ 78**	(37)%	18 %	$ 382	**$ 371**	(3)%

Please refer to the footnotes at the end of this supplement for additional information.

9

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Other [17] (Unaudited)

$ in millions	Three months ended					% change from		Twelve months ended		
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	June 30, 2023	September 30, 2022	**September 30, 2023**	**% change**
Revenues:										
Interest income	$ 15	$ 30	$ 36	$ 37	**$ 44**	193 %	19 %	$ 25	**$ 147**	488 %
Net gains/(losses) on private equity investments	9	2	1	2	**1**	(89)%	(50)%	9	**6**	(33)%
All other	2	1	—	—	**2**	— %	NM	9	**3**	(67)%
Total revenues	26	33	37	39	**47**	81 %	21 %	43	**156**	263 %
Interest expense	(22)	(24)	(27)	(24)	**(22)**	— %	(8)%	(93)	**(97)**	4 %
Net revenues	4	9	10	15	**25**	525 %	67 %	(50)	**59**	NM
Non-interest expenses:										
Compensation and benefits	20	18	26	27	**24**	20 %	(11)%	90	**95**	6 %
Insurance settlement received [3]	—	(32)	—	—	**—**	— %	— %	—	**(32)**	NM
All other	11	5	7	34	**64**	482 %	88 %	51	**110**	116 %
Total non-interest expenses	31	(9)	33	61	**88**	184 %	44 %	141	**173**	23 %
Pre-tax income/(loss)	$ (27)	$ 18	$ (23)	$ (46)	**$ (63)**	(133)%	(37)%	$ (191)	**$ (114)**	40 %

Please refer to the footnotes at the end of this supplement for additional information.

10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment

$ in millions	As of September 30, 2022	As of December 31, 2022	As of March 31, 2023	As of June 30, 2023	As of **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023
Total assets	$ 56,737	$ 57,623	$ 60,400	$ 59,506	**$ 60,041**	6 %	1 %
Bank loans, net:							
Raymond James Bank	$ 31,109	$ 31,690	$ 31,425	$ 30,834	**$ 30,906**	(1)%	— %
TriState Capital Bank	12,130	12,376	12,258	12,511	**12,869**	6 %	3 %
Total bank loans, net	$ 43,239	$ 44,066	$ 43,683	$ 43,345	**$ 43,775**	1 %	1 %
Bank loan allowance for credit losses	$ 396	$ 408	$ 415	$ 456	**$ 474**	20 %	4 %
Bank loan allowance for credit losses as a % of total loans held for investment	0.91 %	0.92 %	0.94 %	1.04 %	**1.07 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [18]	*1.73 %*	*1.64 %*	*1.67 %*	*1.90 %*	***2.03 %***		
Total nonperforming assets	$ 74	$ 61	$ 99	$ 127	**$ 128**	73 %	1 %
Nonperforming assets as a % of total assets	0.13 %	0.11 %	0.16 %	0.21 %	**0.21 %**		
Total criticized loans	$ 496	$ 447	$ 403	$ 411	**$ 518**	4 %	26 %
Criticized loans as a % of loans held for investment	1.14 %	1.01 %	0.92 %	0.94 %	**1.17 %**		
Total bank deposits	$ 51,357	$ 51,979	$ 54,229	$ 53,768	**$ 54,199**	6 %	1 %

$ in millions	As of September 30, 2022	As of December 31, 2022	As of March 31, 2023	As of June 30, 2023	As of **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023
Securities-based loans [19]	$ 15,297	$ 14,885	$ 14,227	$ 14,227	**$ 14,606**	(5)%	3 %
Commercial and industrial loans	11,173	11,405	11,259	10,663	**10,406**	(7)%	(2)%
Commercial real estate loans	6,549	6,929	7,054	7,091	**7,221**	10 %	2 %
Real estate investment trust loans	1,592	1,680	1,717	1,715	**1,668**	5 %	(3)%
Residential mortgage loans	7,386	7,818	8,079	8,422	**8,662**	17 %	3 %
Tax-exempt loans	1,501	1,667	1,643	1,548	**1,541**	3 %	— %
Total loans held for investment	43,498	44,384	43,979	43,666	**44,104**	1 %	1 %
Held for sale loans	137	90	119	135	**145**	6 %	7 %
Total loans held for sale and investment	43,635	44,474	44,098	43,801	**44,249**	1 %	1 %
Allowance for credit losses	(396)	(408)	(415)	(456)	**(474)**	20 %	4 %
Bank loans, net	$ 43,239	$ 44,066	$ 43,683	$ 43,345	**$ 43,775**	1 %	1 %

$ in millions	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended **September 30, 2023**	% change from September 30, 2022	% change from June 30, 2023	Twelve months ended September 30, 2022	Twelve months ended **September 30, 2023**	**% change**
Bank loan provision for credit losses	$ 34	$ 14	$ 28	$ 54	**$ 36**	6 %	(33)%	$ 100	**$ 132**	32 %
Net charge-offs	$ 14	$ 2	$ 20	$ 15	**$ 17**	21 %	13 %	$ 26	**$ 54**	108 %
Net interest margin (net yield on interest-earning assets)	2.91 %	3.36 %	3.63 %	3.26 %	**2.87 %**			2.39 %	**3.28 %**	

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Twelve months ended	
$ in millions	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Net income available to common shareholders	$ 437	$ 507	$ 425	$ 369	**$ 432**	$ 1,505	**$ 1,733**
Non-GAAP adjustments:							
Expenses directly related to acquisitions included in the following financial statement line items:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	17	18	17	18	**17**	58	**70**
Other acquisition-related compensation	—	—	—	10	**—**	2	**10**
Total "Compensation, commissions and benefits" expense	17	18	17	28	**17**	60	**80**
Communication and information processing	—	—	—	—	**2**	—	**2**
Professional fees	1	—	—	1	**3**	12	**3**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	—	—	—	—	**—**	26	**—**
Other:							
Amortization of identifiable intangible assets [20]	11	11	11	11	**12**	33	**45**
Initial provision for credit losses on acquired lending commitments [2]	—	—	—	—	**—**	5	**—**
All other acquisition-related expenses	1	—	—	—	**—**	11	**—**
Total "Other" expense	12	11	11	11	**12**	49	**45**
Total expenses related to acquisitions	30	29	28	40	**34**	147	**130**
Other — Insurance settlement received [3]	—	(32)	—	—	**—**	—	**(32)**
Pre-tax impact of non-GAAP adjustments	30	(3)	28	40	**34**	147	**98**
Tax effect of non-GAAP adjustments	(8)	1	(7)	(10)	**(9)**	(37)	**(25)**
Total non-GAAP adjustments, net of tax	22	(2)	21	30	**25**	110	**73**
Adjusted net income available to common shareholders [7]	$ 459	$ 505	$ 446	$ 399	**$ 457**	$ 1,615	**$ 1,806**
Pre-tax income	$ 616	$ 652	$ 557	$ 486	**$ 585**	$ 2,022	**$ 2,280**
Pre-tax impact of non-GAAP adjustments (as detailed above)	30	(3)	28	40	**34**	147	**98**
Adjusted pre-tax income [7]	$ 646	$ 649	$ 585	$ 526	**$ 619**	$ 2,169	**$ 2,378**
Compensation, commissions and benefits expense	$ 1,759	$ 1,736	$ 1,820	$ 1,851	**$ 1,892**	$ 7,329	**$ 7,299**
Less: Total compensation-related acquisition expenses (as detailed above)	17	18	17	28	**17**	60	**80**
Adjusted "Compensation, commissions and benefits" expense [7]	$ 1,742	$ 1,718	$ 1,803	$ 1,823	**$ 1,875**	$ 7,269	**$ 7,219**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Twelve months ended	
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Pre-tax margin [10]	21.8 %	23.4 %	19.4 %	16.7 %	**19.2 %**	18.4 %	**19.6 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	0.6 %	0.6 %	0.5 %	0.7 %	**0.6 %**	0.5 %	**0.6 %**
Other acquisition-related compensation	— %	— %	— %	0.3 %	**— %**	— %	**0.1 %**
Total "Compensation, commissions and benefits" expense	0.6 %	0.6 %	0.5 %	1.0 %	**0.6 %**	0.5 %	**0.7 %**
Communications and information processing	— %	— %	— %	— %	**— %**	— %	**— %**
Professional fees	— %	— %	— %	— %	**0.1 %**	0.1 %	**0.1 %**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	— %	— %	— %	— %	**— %**	0.2 %	**— %**
Other:							
Amortization of identifiable intangible assets [20]	0.4 %	0.4 %	0.5 %	0.4 %	**0.4 %**	0.3 %	**0.4 %**
Initial provision for credit losses on acquired lending commitments [2]	— %	— %	— %	— %	**— %**	0.1 %	**— %**
All other acquisition-related expenses	— %	— %	— %	— %	**— %**	0.1 %	**— %**
Total "Other" expense	0.4 %	0.4 %	0.5 %	0.4 %	**0.4 %**	0.5 %	**0.4 %**
Total expenses related to acquisitions	1.0 %	1.0 %	1.0 %	1.4 %	**1.1 %**	1.3 %	**1.2 %**
Other — Insurance settlement received [3]	— %	(1.1)%	— %	— %	**— %**	— %	**(0.3)%**
Total non-GAAP adjustments	1.0 %	(0.1)%	1.0 %	1.4 %	**1.1 %**	1.3 %	**0.9 %**
Adjusted pre-tax margin [7] [10]	22.8 %	23.3 %	20.4 %	18.1 %	**20.3 %**	19.7 %	**20.5 %**
Total compensation ratio [11]	62.1 %	62.3 %	63.3 %	63.7 %	**62.0 %**	66.6 %	**62.8 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention [1]	0.6 %	0.6 %	0.5 %	0.7 %	**0.6 %**	0.5 %	**0.6 %**
Other acquisition-related compensation	— %	— %	— %	0.3 %	**— %**	— %	**0.1 %**
Total "Compensation, commissions and benefits" expenses related to acquisitions	0.6 %	0.6 %	0.5 %	1.0 %	**0.6 %**	0.5 %	**0.7 %**
Adjusted total compensation ratio [7] [11]	61.5 %	61.7 %	62.8 %	62.7 %	**61.4 %**	66.1 %	**62.1 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [5]	Three months ended September 30, 2022	Three months ended December 31, 2022	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended **September 30, 2023**	Twelve months ended September 30, 2022	Twelve months ended **September 30, 2023**
Basic	$ 2.03	$ 2.36	$ 1.97	$ 1.75	**$ 2.07**	$ 7.16	**$ 8.16**
Impact of non-GAAP adjustments on basic earnings per common share:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	0.08	0.08	0.08	0.09	**0.08**	0.28	**0.33**
Other acquisition-related compensation	—	—	—	0.05	**—**	0.01	**0.05**
Total "Compensation, commissions and benefits" expense	0.08	0.08	0.08	0.14	**0.08**	0.29	**0.38**
Communication and information processing	—	—	—	—	**0.01**	—	**0.01**
Professional fees	—	—	—	—	**0.01**	0.06	**0.01**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	—	—	—	—	**—**	0.12	**—**
Other:							
Amortization of identifiable intangible assets [20]	0.05	0.06	0.05	0.05	**0.06**	0.16	**0.21**
Initial provision for credit losses on acquired lending commitments [2]	—	—	—	—	**—**	0.02	**—**
All other acquisition-related expenses	0.01	—	—	—	**—**	0.05	**—**
Total "Other" expense	0.06	0.06	0.05	0.05	**0.06**	0.23	**0.21**
Total expenses related to acquisitions	0.14	0.14	0.13	0.19	**0.16**	0.70	**0.61**
Other — Insurance settlement received [3]	—	(0.15)	—	—	**—**	—	**(0.15)**
Tax effect of non-GAAP adjustments	(0.04)	—	(0.03)	(0.05)	**(0.04)**	(0.18)	**(0.12)**
Total non-GAAP adjustments, net of tax	0.10	(0.01)	0.10	0.14	**0.12**	0.52	**0.34**
Adjusted basic [7]	$ 2.13	$ 2.35	$ 2.07	$ 1.89	**$ 2.19**	$ 7.68	**$ 8.50**

Please refer to the footnotes at the end of this supplement for additional information.

14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

	Three months ended					Twelve months ended	
Earnings per common share [5]	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Diluted	$ 1.98	$ 2.30	$ 1.93	$ 1.71	**$ 2.02**	$ 6.98	**$ 7.97**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Compensation, commissions and benefits:							
Compensation, commissions and benefits — Acquisition-related retention [1]	0.08	0.08	0.08	0.09	**0.08**	0.27	**0.32**
Other acquisition-related compensation	—	—	—	0.05	**—**	0.01	**0.05**
Total "Compensation, commissions and benefits" expense	0.08	0.08	0.08	0.14	**0.08**	0.28	**0.37**
Communications and information processing	—	—	—	—	**0.01**	—	**0.01**
Professional fees	—	—	—	—	**0.01**	0.06	**0.01**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	—	—	—	—	**—**	0.12	**—**
Other:							
Amortization of identifiable intangible assets [20]	0.05	0.06	0.05	0.05	**0.05**	0.15	**0.21**
Initial provision for credit losses on acquired lending commitments [2]	—	—	—	—	**—**	0.02	**—**
All other acquisition-related expenses	0.01	—	—	—	**—**	0.05	**—**
Total "Other" expense	0.06	0.06	0.05	0.05	**0.05**	0.22	**0.21**
Total expenses related to acquisitions	0.14	0.14	0.13	0.19	**0.15**	0.68	**0.60**
Other — Insurance settlement received [3]	—	(0.15)	—	—	**—**	—	**(0.15)**
Tax effect of non-GAAP adjustments	(0.04)	—	(0.03)	(0.05)	**(0.04)**	(0.17)	**(0.12)**
Total non-GAAP adjustments, net of tax	0.10	(0.01)	0.10	0.14	**0.11**	0.51	**0.33**
Adjusted diluted [7]	$ 2.08	$ 2.29	$ 2.03	$ 1.85	**$ 2.13**	$ 7.49	**$ 8.30**

Book value per share	As of				
$ in millions, except per share amounts	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**
Total common equity attributable to Raymond James Financial, Inc.	$ 9,338	$ 9,736	$ 9,875	$ 9,870	**$ 10,135**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,931	1,938	1,932	1,928	**1,907**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(126)	(129)	(128)	(129)	**(131)**
Tangible common equity attributable to Raymond James Financial, Inc. [7]	$ 7,533	$ 7,927	$ 8,071	$ 8,071	**$ 8,359**
Common shares outstanding	215.1	215.0	211.6	208.5	**208.8**
Book value per share [6]	$ 43.41	$ 45.28	$ 46.67	$ 47.34	**$ 48.54**
Tangible book value per share [6] [7]	$ 35.02	$ 36.87	$ 38.14	$ 38.71	**$ 40.03**

Please refer to the footnotes at the end of this supplement for additional information.

15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Average common equity [21]	$ 9,367	$ 9,537	$ 9,806	$ 9,873	**$ 10,003**	$ 8,836	**$ 9,791**
Impact of non-GAAP adjustments on average common equity:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	9	9	9	9	**9**	27	**35**
Other acquisition-related compensation	—	—	—	4	**—**	1	**4**
Total "Compensation, commissions and benefits" expense	9	9	9	13	**9**	28	**39**
Communications and information processing	—	—	—	—	**1**	—	**1**
Professional fees	1	—	—	1	**2**	6	**1**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	—	—	—	—	**—**	10	**—**
Other:							
Amortization of identifiable intangible assets [20]	5	5	6	6	**6**	16	**22**
Initial provision for credit losses on acquired lending commitments [2]	—	—	—	—	**—**	2	**—**
All other acquisition-related expenses	—	—	—	—	**—**	6	**—**
Total "Other" expense	5	5	6	6	**6**	24	**22**
Total expenses related to acquisitions	15	14	15	20	**18**	68	**63**
Other — Insurance settlement received [3]	—	(16)	—	—	**—**	—	**(26)**
Tax effect of non-GAAP adjustments	(4)	1	(4)	(5)	**(5)**	(17)	**(9)**
Total non-GAAP adjustments, net of tax	11	(1)	11	15	**13**	51	**28**
Adjusted average common equity [7] [21]	$ 9,378	$ 9,536	$ 9,817	$ 9,888	**$ 10,016**	$ 8,887	**$ 9,819**

Please refer to the footnotes at the end of this supplement for additional information.

16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	**September 30, 2023**	September 30, 2022	**September 30, 2023**
Average common equity [21]	$ 9,367	$ 9,537	$ 9,806	$ 9,873	**$ 10,003**	$ 8,836	**$ 9,791**
Less:							
Average goodwill and identifiable intangible assets, net	1,871	1,935	1,936	1,930	**1,918**	1,322	**1,928**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(127)	(128)	(129)	(128)	**(130)**	(94)	**(129)**
Average tangible common equity [7] [21]	$ 7,623	$ 7,730	$ 7,999	$ 8,071	**$ 8,215**	$ 7,608	**$ 7,992**
Impact of non-GAAP adjustments on average tangible common equity:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	9	9	9	9	**9**	27	**35**
Other acquisition-related compensation	—	—	—	4	**—**	1	**4**
Total "Compensation, commissions and benefits" expense	9	9	9	13	**9**	28	**39**
Communications and information processing	—	—	—	—	**1**	—	**1**
Professional fees	1	—	—	1	**2**	6	**1**
Bank loan provision for credit losses — Initial provision for credit losses on acquired loans [2]	—	—	—	—	**—**	10	**—**
Other:							
Amortization of identifiable intangible assets [20]	5	5	6	6	**6**	16	**22**
Initial provision for credit losses on acquired lending commitments [2]	—	—	—	—	**—**	2	**—**
All other acquisition-related expenses	—	—	—	—	**—**	6	**—**
Total "Other" expense	5	5	6	6	**6**	24	**22**
Total expenses related to acquisitions	15	14	15	20	**18**	68	**63**
Other — Insurance settlement received [3]	—	(16)	—	—	**—**	—	**(26)**
Tax effect of non-GAAP adjustments	(4)	1	(4)	(5)	**(5)**	(17)	**(9)**
Total non-GAAP adjustments, net of tax	11	(1)	11	15	**13**	51	**28**
Adjusted average tangible common equity [7] [21]	$ 7,634	$ 7,729	$ 8,010	$ 8,086	**$ 8,228**	$ 7,659	**$ 8,020**
Return on common equity [9]	18.7 %	21.3 %	17.3 %	14.9 %	**17.3 %**	17.0 %	**17.7 %**
Adjusted return on common equity [7] [9]	19.6 %	21.2 %	18.2 %	16.1 %	**18.3 %**	18.2 %	**18.4 %**
Return on tangible common equity [7] [9]	22.9 %	26.2 %	21.3 %	18.3 %	**21.0 %**	19.8 %	**21.7 %**
Adjusted return on tangible common equity [7] [9]	24.1 %	26.1 %	22.3 %	19.7 %	**22.2 %**	21.1 %	**22.5 %**

Please refer to the footnotes at the end of this supplement for additional information.

17

Footnotes (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Our results for the twelve months ended September 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our acquisition of TriState Capital Holdings, Inc. amounting to $26 million (included in “Bank loan provision for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date. (3) The three months ended December 31, 2022 and twelve months ended September 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (4) Results for fiscal 2023 included elevated provisions for legal and regulatory matters, while provisions for legal and regulatory matters did not have a significant impact on our results for the three and twelve months ended September 30, 2022. (5) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2022, December 31, 2022, June 30, 2023, and September 30, 2023, $2 million for the three months ended March 31, 2023, $3 million for the twelve months ended September 30, 2022, and $5 million for the twelve months ended September 30, 2023. (6) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (7) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (8) Estimated. (9) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (10) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (11) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (12) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period. (13) These metrics include the impact of the departure of approximately 60 financial advisors and approximately $5 billion of assets under administration, representing the portion of advisors previously associated through a single relationship in the firm’s independent contractors division whose affiliation with the firm ended in the fiscal third quarter of 2023. (14) We earn fees from RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. Fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (15) In March 2023, we launched our Enhanced Savings Program, in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. These balances are reflected in Bank deposits on our Consolidated Statement of Financial Condition. (16) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (17) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (18) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. RAYMOND JAMES FINANCIAL, INC. 18

(19) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our SBL portfolio is collateralized by private securities or other financial instruments with a limited trading market. (20) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (21) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19